Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Disposal Groups, Including Discontinued Operations, Income Statement, Balance Sheet and Additional Disclosures [Table Text Block]	The following table sets forth the components of income (loss) from discontinued operations for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	2012	2011	2010

Total revenue	$3,899	$4,497	$4,379
Hotel operating expenses	2,720	2,916	2,786
Property taxes, insurance and other	187	233	226
Depreciation expense	635	627	571
Interest expense, net	138	193	199
Loss on impairment of hotels held for sale	6,640	0	0
Income (loss) from discontinued operations	$(6,421)	$528	$597